UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10135
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Waddell & Reed Advisors Select Funds, Inc.
----------------------------------------------------
(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202
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(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202
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(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2007

Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Value Fund

3	President's Letter
5	Illustration of Fund Expenses
8	Dividend Income Fund
24	Energy Fund
39	Value Fund
55	Notes to Financial Statements
65	Report of Independent Registered Public Accounting Firm
66	Income Tax Information
68	Directors and Officers
74	Annual Privacy Notice
76	Proxy Voting Information
77	Quarterly Portfolio Schedule Information
78	Householding Notice
78	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Select Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Waddell & Reed Advisors Select Funds, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2007

Dear Shareholder:

It's been an exceptional year for U.S. equities. The Standard & Poor's 500 Index is up 20.59% for the 12-month period ended June 30, 2007, led by energy and natural resources stocks. Most bond markets, meanwhile, have struggled in recent months. Overall economic growth has been better than most economists and pundits have expected while foreign purchases of U.S. Treasuries have subsided. Globally, interest rates are on the rise.

Enclosed is our report on your Waddell & Reed Advisors Fund's operations for the fiscal year ended June 30, 2007. We are pleased to report that all equity sectors provided double-digit market returns for the yearly period, with most of the gains coming in the late summer of 2006 and this past spring. Financial stocks were the weakest area of the stock market, reflecting fallout over lending practices in the subprime mortgage market, as well as the prospect of higher interest rates. A year ago, the markets were expecting the Federal Reserve to ease monetary policy in the wake of an economic slowdown. Instead growth, led by exports, may be accelerating.

Tailwinds of growth

Over the past year gasoline prices - a key factor that helps shape consumer confidence - have been on a roller-coaster. Overall, we feel the long-term cost trend for energy is upward given rising global demand for a wide variety of natural resources and continuing concerns about energy supplies and energy-related politics, not just in the Middle East, but in energy-exporting countries from Nigeria to Russia to Venezuela.

On balance, the U.S. economic news of the past year has been good, including:

  Corporate profits remained solid, rising around 10 percent
  Inflation remains within the Fed's target
  (2 percent to 3 percent) range and
  Improving trade and federal deficits.

Economic Snapshot
	6-30-2007	6-30-2006

U.S. unemployment rate	4.50%	4.90%
Inflation (U.S. Consumer Price Index)	2.70%	3.40%
U.S. GDP	3.40%	3.10%
30-year fixed mortgage rate	6.63%	6.78%
Oil price per barrel	$70.68	$73.93

Source: Bloomberg, U.S. Department of Labor

The U.S. Consumer Price Index is the government's measure of the change in the retail cost of goods and services. Gross domestic product measures year-over-year changes in the output of goods and services. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

Our Economic Snapshot chart highlights five selected indicators. Even though headline numbers for items such as inflation and oil can change a great deal from month to month, the economy is in a similar place compared to where it was a year ago - an attractive place to be, in our view. Oil prices are actually a bit lower.

From a historical perspective, we believe that stock prices appear reasonable, especially given corporate profit levels. We see an attractive path ahead for diversified investors for the balance of the calendar year, although one that might be marked by a few unexpected curves. As always, we believe that maintaining a well-rounded portfolio remains an important component of securing your long-term financial future.

Our seven decades of expertise

We are now more than halfway through the Waddell & Reed organization's 70th anniversary year. Since its earliest days under Cameron Reed and Chauncey Waddell, we have focused on effective stock selection through intense fundamental research, coupled with a deep understanding of global markets. Our goal is to help you achieve your long-term financial goals. To that end, we are committed to offering you a financial planning philosophy that emphasizes both participation in positive markets and a strong effort to manage risk.

Thank you for your continued confidence in us.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of Waddell & Reed Advisors Select Funds, Inc., and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2007.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the tables. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the tables, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dividend Income Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,095.80	1.25%	$6.50
Class B	1,000	1,090.00	2.18	11.29
Class C	1,000	1,090.80	2.11	10.98
Class Y	1,000	1,096.90	0.92	4.72
Based on 5% Return (2)
Class A	$1,000	$1,018.61	1.25%	$6.26
Class B	1,000	1,013.98	2.18	10.88
Class C	1,000	1,014.32	2.11	10.58
Class Y	1,000	1,020.25	0.92	4.55

Energy Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,232.70	1.71%	$9.49
Class B	1,000	1,225.50	2.69	14.91
Class C	1,000	1,227.90	2.48	13.70
Class Y	1,000	1,235.70	1.16	6.37
Based on 5% Return (2)
Class A	$1,000	$1,016.32	1.71%	$8.57
Class B	1,000	1,011.43	2.69	13.48
Class C	1,000	1,012.50	2.48	12.38
Class Y	1,000	1,019.06	1.16	5.75

See footnotes on page 7.

Value Fund Expenses
For the Six Months Ended June 30, 2007	Beginning Account Value 12-31-06	Ending Account Value 6-30-07	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,082.00	1.29%	$6.66
Class B	1,000	1,077.30	2.19	11.32
Class C	1,000	1,076.80	2.17	11.21
Class Y	1,000	1,083.50	0.90	4.69
Based on 5% Return (2)
Class A	$1,000	$1,018.38	1.29%	$6.46
Class B	1,000	1,013.91	2.19	10.98
Class C	1,000	1,014.03	2.17	10.88
Class Y	1,000	1,020.33	0.90	4.55

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2007, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% annual return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Dividend Income Fund
      June 30, 2007

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Dividend Income Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2007. He has managed the Fund since its inception and has 12 years of industry experience.
STYLE
VALUE	BLEND	GROWTH
	X		LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund increased 16.87 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007, less than both its index and peer group. By comparison, the Russell 1000 Index (reflecting the performance of large company stocks) increased 20.46 percent, while the Lipper Equity Income Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 20.62 percent for the same period.

Energy and technology disappointments

This past year we lost ground relative to our benchmark primarily as a result of stock and sector selection in information technology and stock selection in energy. Computer software firm SAP AG was the biggest detractor from our results within information technology, a sector where we were substantially underweight relative to the benchmark. To some degree, our technology sector underweighting reflected the relatively limited opportunities for dividend income and dividend growth in this sector compared to other areas of the equity market. Also, many low-dividend and non-dividend paying technology stocks that do not fit our investment parameters have soared in recent months amid strong growth in overseas demand and the introduction of new communications products.

The energy sector, by contrast, has many excellent dividend income and dividend growth opportunities, in our view. Unfortunately, this past year we were faced with sharp volatility in energy prices. We saw oil prices reach a record high of $78 per barrel in July of 2006, only to fall 35 percent to $50 per barrel in January 2007 before moving steadily higher to around $70 per barrel at the end of the fiscal year. In this environment, certain energy stocks we owned in the portfolio did not do well. These included BJ Services Company, ConocoPhillips and Baker Hughes Incorporated. Overall, however, we believe the energy sector is benefiting from continued positive long-term secular fundamentals, and we have maintained a weighting in this sector that was more than double that of our benchmark. Oil and natural gas prices remain at historically high levels due to the lack of supply growth to meet future demand, and we believe that this will drive profits that will in turn drive dividend income and growth.

We believe the Fund benefited positively from increasing our weighting in the consumer staples sector (and owning stocks such as Altria Group, Inc. and Diageo plc, ADR). We became more defensive by investing in stocks that we feel have the ability to deliver strong growth and cash flow despite economic conditions. As such, the Fund benefited from our position in the consumer staples sector as we were concerned about the slow economic growth and a deteriorating housing market. In this environment, the Fund also remained underweight in the consumer discretionary area. The Fund's strategy continues to focus on what we feel are high-quality, large-capitalization companies with strong cash flow that can potentially grow their dividend payout.

Obstacles affect financial stocks

The equity markets steadily moved higher last fiscal year despite encountering many obstacles, including concerns over China's more restrictive investment policies, a meltdown in the subprime mortgage markets, volatile oil prices and the 10-year Treasury yields moving higher. Also, the markets are digesting the possibility that the Federal Reserve's next move may be to increase interest rates due to inflation pressure from higher energy and food prices. We are concerned that liquidity may have peaked as the subprime mortgage markets and housing sectors continue to struggle to find a bottom. Over the course of the year, we were slightly overweight the financial sector, and this was a mildly negative factor for our results. SLM Corporation (Sallie Mae) was the biggest detractor from the Fund's performance in this sector.

The Fund remains focused on the energy and materials sectors as we feel that the long-term secular fundamentals for these sectors look strong as developing nations' economies continue to grow. Other key sectors we are focusing on include consumer staples, aerospace and defense, while we remain underweight in technology and consumer discretionary.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Schlumberger Limited	Energy	Schlumberger Limited	Energy
Deere & Company	Capital Goods	Baker Hughes Incorporated	Energy
Boeing Company (The)	Technology	SLM Corporation	Financial Services
Altria Group, Inc.	Multi-Industry	Fluor Corporation	Capital Goods
AllianceBernstein Holding L.P.	Financial Services	Exxon Mobil Corporation	Energy
Exxon Mobil Corporation	Energy	General Electric Company	Multi-Industry
Chicago Mercantile Exchange Holdings Inc.	Financial Services	Altria Group, Inc.	Multi-Industry
General Electric Company	Multi-Industry	Deere & Company	Capital Goods
Fluor Corporation	Capital Goods	Starwood Hotels & Resorts Worldwide, Inc.	Consumer Services
Baker Hughes Incorporated	Energy	Chicago Mercantile Exchange Holdings Inc.	Financial services

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our outlook

We believe the economy will continue to grow in 2007 and 2008, but at a lower sustainable growth rate. To date, we have been surprised by how strong worldwide economic growth has been despite rising short-term interest rates from global central banks and higher oil prices. The global economy also has been more resilient to the slower-growing U.S. economy than we anticipated. Furthermore, we feel that the domestic economy may continue to grow at a slower pace, as the Federal Reserve considers increasing interest rates due to sustained inflationary pressure. Also, we are concerned that the collapse of the two highly leveraged Bear Stearns' hedge funds in the subprime mortgage market may spread into the leverage loan and high-yield markets; both could affect the leveraged buyout/merger capital markets. As always, we continue to focus on total returns through dividend growth and capital appreciation.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment
Waddell & Reed Advisors Dividend Income Fund:
Class A Shares (1)(2)	$16,746
Class B Shares (2)	$17,128
Class C Shares (2)	$17,164
Class Y Shares (2)	$18,018
Russell 1000 Index	$16,945
Lipper Equity Income Funds Universe Average	$17,481

		W&R ADVISORS DIVIDEND INCOME FUND CLASS A SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS B SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS C SHARES	W&R ADVISORS DIVIDEND INCOME FUND CLASS Y SHARES	RUSSELL 1000 INDEX	LIPPER EQUITY INCOME FUNDS UNIVERSE AVERAGE

JUNE	2003	9,425	10,000	10,000	10,000	10,000	10,000
JUNE	2004	10,667	11,220	11,230	11,358	11,948	11,849
JUNE	2005	12,011	12,518	12,532	12,836	12,894	13,150
JUNE	2006	14,330	14,801	14,816	15,367	14,067	14,493
JUNE	2007	16,746	17,128	17,164	18,018	16,945	17,481

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	10.15%	11.72%	15.85%	17.25%
5-year period ended 6-30-07	–	–	–	–
10-year period ended 6-30-07	–	–	–	–
Since inception of Class (4) through 6-30-07	13.76%	13.90%	14.46%	15.86%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)7-1-03 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF DIVIDEND INCOME FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Dividend Income Fund had net assets totaling $629,305,941 invested in a diversified portfolio of

84.28%	Domestic Common Stocks
8.67%	Cash and Cash Equivalents
7.05%	Foreign Common Stocks

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Financial Services Stocks	$17.85
Energy Stocks	$16.10
Cash and Cash Equivalents	$8.67
Capital Goods Stocks	$8.47
Consumer Nondurables Stocks	$8.21
Technology Stocks	$8.00
Multi-Industry Stocks	$7.12
Utilities Stocks	$6.98
Raw Materials Stocks	$6.11
Shelter Stocks	$3.14
Health Care Stocks	$3.09
Consumer Services Stocks	$2.64
Transportation Stocks	$2.35
Retail Stocks	$1.27

The Investments of Dividend Income Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Aircraft - 5.75%
Boeing Company (The)	190,250	$18,294,440
Goodrich Corporation	163,350	9,729,126
Raytheon Company	151,000	8,137,390
		36,160,956
Banks - 1.73%
Bank of America Corporation	223,000	10,902,470

Beverages - 3.94%
Coca-Cola Company (The)	147,900	7,736,649
Diageo plc, ADR	113,700	9,472,347
PepsiCo, Inc.	116,700	7,567,995
		24,776,991
Capital Equipment - 4.01%
Caterpillar Inc.	74,500	5,833,350
Deere & Company	160,950	19,433,103
		25,266,453
Chemicals - Petroleum and Inorganic - 3.99%
E.I. du Pont de Nemours and Company	181,600	9,232,544
Monsanto Company	130,450	8,810,593
UAP Holding Corp.	234,300	7,062,973
		25,106,110
Chemicals - Specialty - 1.54%
Air Products and Chemicals, Inc.	120,300	9,668,511

Computers - Peripherals - 1.21%
Microsoft Corporation	258,000	7,600,680

Electrical Equipment - 0.96%
Emerson Electric Co.	129,200	6,046,560

Electronic Components - 1.04%
Microchip Technology Incorporated	176,800	6,552,208

Health Care - Drugs - 2.14%
Abbott Laboratories	135,000	7,229,250
Merck & Co., Inc.	125,050	6,227,490
		13,456,740
Hospital Supply and Management - 0.95%
Medtronic, Inc.	115,050	5,966,493

Hotels and Gaming - 2.64%
Harrah's Entertainment, Inc.	73,400	6,258,084
Starwood Hotels & Resorts Worldwide, Inc.	154,300	10,348,901
		16,606,985
Household - General Products - 3.22%
Colgate-Palmolive Company	160,050	10,379,243
Procter & Gamble Company (The)	161,600	9,888,304
		20,267,547
Insurance - Life - 0.92%
Aflac Incorporated	113,250	5,821,050

Insurance - Property and Casualty - 5.04%
ACE Limited	83,450	5,217,294
Ambac Financial Group, Inc.	89,900	7,838,381
Everest Re Group, Ltd.	57,200	6,214,208
MBIA Inc.	102,850	6,399,327
Travelers Companies, Inc. (The)	113,050	6,048,175
		31,717,385
Metal Fabrication - 1.18%
Loews Corporation, Carolina Group	96,400	7,448,828

Mining - 0.58%
Rio Tinto plc, ADR	12,000	3,673,440

Multiple Industry - 7.12%
Altria Group, Inc.	247,700	17,373,678
Blackstone Group L.P. (The)*	42,800	1,252,756
General Electric Company	409,500	15,675,660
NuStar GP Holdings, LLC	273,750	10,473,675
		44,775,769
Non-Residential Construction - 2.32%
Fluor Corporation	130,950	14,583,901

Petroleum - International - 5.99%
Anadarko Petroleum Corporation	167,100	8,687,529
Apache Corporation	104,750	8,546,552
Exxon Mobil Corporation	203,000	17,027,640
Marathon Oil Corporation	57,100	3,423,716
		37,685,437
Petroleum - Services - 10.11%
Baker Hughes Incorporated	155,750	13,103,248
Grant Prideco, Inc.*	123,900	6,669,537
National Oilwell Varco, Inc.*	84,950	8,855,188
Schlumberger Limited	240,900	20,462,046
Transocean Inc.*	66,050	6,999,979
Weatherford International Ltd.*	135,850	7,504,354
		63,594,352
Railroad - 2.35%
Burlington Northern Santa Fe Corporation	66,150	5,632,011
Union Pacific Corporation	79,450	9,148,668
		14,780,679
Real Estate Investment Trust - 3.14%
Douglas Emmett, Inc.	294,550	7,287,167
ProLogis	85,050	4,839,345
Simon Property Group, Inc.	82,200	7,647,888
		19,774,400
Restaurants - 1.27%
McDonald's Corporation	157,650	8,002,314

Security and Commodity Brokers - 10.16%
AllianceBernstein Holding L.P.	197,850	17,230,756
Chicago Mercantile Exchange Holdings Inc.	29,800	15,923,928
J.P. Morgan Chase & Co.	265,332	12,855,335
NYMEX Holdings, Inc.	81,800	10,276,534
UBS AG	127,550	7,654,276
		63,940,829
Tobacco - 1.05%
Reynolds American Inc.	101,400	6,611,280

Utilities - Electric - 2.71%
Dominion Resources, Inc.	82,850	7,150,784
NRG Energy, Inc.*	238,300	9,906,131
		17,056,915
Utilities - Gas and Pipeline - 0.73%
Enbridge Inc.	136,450	4,609,281

Utilities - Telephone - 3.54%
AT&T Inc.	202,990	8,424,085
Iowa Telecommunications Services, Inc.	315,700	7,175,861
Windstream Corporation	453,400	6,692,184
		22,292,130

TOTAL COMMON STOCKS - 91.33%		$574,746,694

(Cost: $428,974,054)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Beverages - 0.79%
Coca-Cola Company (The),
5.24%, 8-2-07	$5,000	4,976,711

Finance Companies - 0.79%
PACCAR Financial Corp.,
5.24%, 7-31-07	5,000	4,978,167

Food and Related - 0.79%
Kellogg Co.,
5.37%, 8-1-07	5,000	4,976,879

Health Care - Drugs - 2.38%
Abbott Laboratories,
5.29%, 7-16-07	15,000	14,966,938

Household - General Products - 1.42%
Fortune Brands Inc.,
5.45%, 7-2-07	8,917	8,915,650

Insurance - Life - 1.59%
American General Finance Corporation,
5.27%, 7-2-07	10,000	9,998,536

Retail - General Merchandise - 0.79%
Target Corporation,
5.27%, 7-2-07	5,000	4,999,268

TOTAL SHORT-TERM SECURITIES - 8.55%		$53,812,149

(Cost: $53,812,149)

TOTAL INVESTMENT SECURITIES - 99.88%		$628,558,843

(Cost: $482,786,203)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.12%		747,098

NET ASSETS - 100.00%		$629,305,941

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No income dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      DIVIDEND INCOME FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $482,786) (Notes 1 and 3)	$628,559
Cash	1
Receivables:
Investment securities sold	5,893
Fund shares sold	1,201
Dividends and interest	1,109
Prepaid and other assets	48

Total assets	636,811

LIABILITIES
Payable for investment securities purchased	6,361
Payable to Fund shareholders	818
Accrued shareholder servicing (Note 2)	130
Accrued service fee (Note 2)	114
Accrued management fee (Note 2)	24
Accrued accounting services fee (Note 2)	14
Accrued distribution fee (Note 2)	3
Other	41

Total liabilities	7,505

Total net assets	$629,306

NET ASSETS
$0.001 par value capital stock:
Capital stock	$37
Additional paid-in capital	473,198
Accumulated undistributed income:
Accumulated undistributed net investment income	326
Accumulated undistributed net realized gain on investment transactions	9,972
Net unrealized appreciation in value of investments	145,773

Net assets applicable to outstanding units of capital	$629,306

Net asset value per share (net assets divided by shares outstanding):
Class A	$16.79
Class B	$16.72
Class C	$16.73
Class Y	$16.79
Capital shares outstanding:
Class A	33,292
Class B	1,852
Class C	1,440
Class Y	914
Capital shares authorized	330,000

See Notes to Financial Statements.

Statement of Operations
      DIVIDEND INCOME FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $63)	$10,329
Interest and amortization	2,213

Total income	12,542

Expenses (Note 2):
Investment management fee	3,601
Service fee:
Class A	1,114
Class B	66
Class C	52
Shareholder servicing:
Class A	1,018
Class B	106
Class C	71
Class Y	21
Distribution fee:
Class A	22
Class B	197
Class C	156
Accounting services fee	144
Legal fees	24
Audit fees	15
Custodian fees	7
Other	212

Total expenses	6,826

Net investment income	5,716

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	10,995
Unrealized appreciation in value of investments during the period	66,067

Net gain on investments	77,062

Net increase in net assets resulting from operations	$82,778

See Notes to Financial Statements.

Statement of Changes in Net Assets
      DIVIDEND INCOME FUND
      (In Thousands)

	For the fiscal year ended June 30,

	2007	2006

INCREASE IN NET ASSETS
Operations:
Net investment income	$5,716	$3,691
Realized net gain on investments	10,995	6,866
Unrealized appreciation	66,067	46,752

Net increase in net assets resulting from operations	82,778	57,309

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(5,388)	(3,420)
Class B	(65)	(29)
Class C	(64)	(34)
Class Y	(206)	(165)
Realized gains on investment transactions:
Class A	(6,753)	(–)
Class B	(382)	(–)
Class C	(314)	(–)
Class Y	(203)	(–)

	(13,375)	(3,648)

Capital share transactions (Note 5)	143,227	98,056

Total increase	212,630	151,717
NET ASSETS
Beginning of period	416,676	264,959

End of period	$629,306	$416,676

Undistributed net investment income	$326	$272

(1)See "Financial Highlights" on pages 20 - 23.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,					For the period from 7-1-03(1) to
	2007		2006		2005	6-30-04

Net asset value, beginning of period	$14.76		$12.51		$11.26		$10.00

Income from investment operations:
Net investment income	0.18		0.16		0.13		0.07
Net realized and unrealized gain on investments	2.27		2.25		1.28		1.25

Total from investment operations	2.45		2.41		1.41		1.32

Less distributions from:
Net investment income	(0.18)		(0.16)		(0.13)		(0.06)
Capital gains	(0.24)		(0.00)		(0.03)		(0.00)

Total distributions	(0.42)		(0.16)		(0.16)		(0.06)

Net asset value, end of period	$16.79		$14.76		$12.51		$11.26

Total return (2)	16.87%		19.31%		12.59%		13.18%
Net assets, end of period (in millions)	$559		$365		$228		$132
Ratio of expenses to average net assets including expense waiver	1.25%		1.27%		1.32%		1.40%
Ratio of net investment income to average net assets including expense waiver	1.18%		1.17%		1.20%		0.84%
Ratio of expenses to average net assets excluding expense waiver	1.25	%(3)	1.27	%(3)	1.32	%(3)	1.41%
Ratio of net investment income to average net assets excluding expense waiver	1.18	%(3)	1.17	%(3)	1.20	%(3)	0.83%
Portfolio turnover rate	28%		15%		28%		27%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,					For the period from 7-1-03(1) to
	2007		2006		2005	6-30-04

Net asset value, beginning of period	$14.71		$12.46		$11.22		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03		0.03		(0.00)
Net realized and unrealized gain on investments	2.25		2.24		1.27		1.22

Total from investment operations	2.29		2.27		1.30		1.22

Less distributions from:
Net investment income	(0.04)		(0.02)		(0.03)		(0.00)
Capital gains	(0.24)		(0.00)		(0.03)		(0.00)

Total distributions	(0.28)		(0.02)		(0.06)		(0.00)

Net asset value, end of period	$16.72		$14.71		$12.46		$11.22

Total return	15.72%		18.24%		11.57%		12.20%
Net assets, end of period (in millions)	$31		$22		$16		$10
Ratio of expenses to average net assets including expense waiver	2.19%		2.20%		2.26%		2.30%
Ratio of net investment income (loss) to average net assets including expense waiver	0.25%		0.22%		0.26%		-0.06%
Ratio of expenses to average net assets excluding expense waiver	2.19	%(2)	2.20	%(2)	2.26	%(2)	2.31%
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.25	%(2)	0.22	%(2)	0.26	%(2)	-0.07%
Portfolio turnover rate	28%		15%		28%		27%

(1)Commencement of operations of the class.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,					For the period from 7-1-03(1) to
	2007		2006		2005	6-30-04

Net asset value, beginning of period	$14.71		$12.47		$11.23		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.04		0.04		(0.00)
Net realized and unrealized gain on investments	2.26		2.23		1.26		1.23

Total from investment operations	2.31		2.27		1.30		1.23

Less distributions from:
Net investment income	(0.05)		(0.03)		(0.03)		(0.00)
Capital gains	(0.24)		(0.00)		(0.03)		(0.00)

Total distributions	(0.29)		(0.03)		(0.06)		(0.00)

Net asset value, end of period	$16.73		$14.71		$12.47		$11.23

Total return	15.85%		18.22%		11.59%		12.30%
Net assets, end of period (in millions)	$24		$18		$11		$8
Ratio of expenses to average net assets including expense waiver	2.12%		2.14%		2.19%		2.24%
Ratio of net investment income (loss) to average net assets including expense waiver	0.32%		0.29%		0.32%		-0.00%
Ratio of expenses to average net assets excluding expense waiver	2.12	%(2)	2.14	%(2)	2.19	%(2)	2.25%
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.32	%(2)	0.29	%(2)	0.32	%(2)	-0.01%
Portfolio turnover rate	28%		15%		28%		27%

(1)Commencement of operations of the class.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      DIVIDEND INCOME FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,					For the period from 7-1-03(1) to
	2007		2006		2005	6-30-04

Net asset value, beginning of period	$14.76		$12.51		$11.26		$10.00

Income from investment operations:
Net investment income	0.24		0.20		0.18		0.07
Net realized and unrealized gain on investments	2.27		2.25		1.28		1.28

Total from investment operations	2.51		2.45		1.46		1.35

Less distributions from:
Net investment income	(0.24)		(0.20)		(0.18)		(0.09)
Capital gains	(0.24)		(0.00)		(0.03)		(0.00)

Total distributions	(0.48)		(0.20)		(0.21)		(0.09)

Net asset value, end of period	$16.79		$14.76		$12.51		$11.26

Total return	17.25%		19.71%		13.01%		13.58%
Net assets, end of period (in millions)	$15		$12		$10		$8
Ratio of expenses to average net assets including expense waiver	0.92%		0.94%		0.96%		1.01%
Ratio of net investment income to average net assets including expense waiver	1.52%		1.49%		1.56%		1.03%
Ratio of expenses to average net assets excluding expense waiver	0.92	%(2)	0.94	%(2)	0.96	%(2)	1.02%
Ratio of net investment income to average net assets excluding expense waiver	1.52	%(2)	1.49	%(2)	1.56	%(2)	1.02%
Portfolio turnover rate	28%		15%		28%		27%

(1)Commencement of operations of the class.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Manager's Discussion of Energy Fund
      June 30, 2007

Below, David P. Ginther, CPA, portfolio manager of Waddell & Reed Advisors Energy Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2007. He has managed the Fund since its inception and has 12 years of industry experience.

The Fund increased 19.37 percent (Class A shares at net asset value) for the 12 months ended June 30, 2007, less than both its index and peer group. By comparison, the S&P 1500 Energy Sector Index (reflecting the performance of stocks that generally represent the energy market) increased 26.46 percent, while the Lipper Natural Resources Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 22.01 percent for the same period.

A volatile year hurt results

Overall, the 12-month fiscal period for the Fund was volatile. We saw oil prices reach a record high of $78 per barrel in July of 2006, only to fall 35 percent to $50 per barrel in January 2007, before moving steadily higher to around $70 per barrel at the end of this fiscal year. In this environment, certain energy stocks that were among our top 10 holdings a year ago did not do well. These included BJ Services Company and Baker Hughes Incorporated. Also, BP p.l.c., ADR, an integrated oil and gas company based in the U.K., that was a Top 10 holding at the start of the fiscal year, underperformed the rest of the sector after it ran into maintenance and management problems for the Alaska pipeline. Of these three stocks, only Baker Hughes Incorporated remained in our Top 10 Holdings by the end of the fiscal year (see Top 10 Holdings lists on page 25).

Overall, we believe the energy sector is benefiting from continued positive long-term secular fundamentals. Oil and natural gas prices remain at historically high levels due to the lack of supply growth to meet future demand, and we believe that this will drive profits.

Oilfield services, alternative energy bright spots

The Fund benefited positively from the growth prospects in the oilfield services sector as well as alternative energy investments in solar power. Oilfield services continues to benefit from higher capital spending by major oil companies as they try to increase supply.

The equity markets over the last fiscal year responded positively to strong worldwide economic growth and the Federal Reserve's neutral stance on interest rates. Furthermore, worldwide demand remained robust despite oil prices remaining high. We view this very positively for long-term demand growth, supporting the thesis of continued high prices. Conversely, we are concerned about the possible impact of potentially higher U.S. taxes for energy companies, given the change of leadership in Congress. We believe that a shifting foreign policy could affect the geopolitical landscape in the Middle East.

Top 10 Equity Holdings
June 30, 2007	June 30, 2006

National Oilwell Varco, Inc.	Baker Hughes Incorporated
Schlumberger Limited	Schlumberger Limited
Exxon Mobil Corporation	Newfield Exploration Company
Baker Hughes Incorporated	National Oilwell Varco, Inc.
First Solar, Inc.	Valero Energy Corporation
Cameron International Corporation	Exxon Mobil Corporation
Weatherford International Ltd.	Nabors Industries Ltd.
Apache Corporation	Weatherford International Ltd.
Nabors Industries Ltd.	BP p.l.c., ADR
Newfield Exploration Company	BJ Services Company

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our strategy to building a diversified energy portfolio is focused on investing in companies that we feel will benefit from the positive, long-term fundamentals in energy. As such we have increased our exposure to more traditional energy sectors including oil and exploration as well as oilfield service companies. We remain cautious on the alternative energy sector as capital has slowed due to the volatility in oil and natural gas prices.

One exception to this is our view of solar power, as we believe solar costs will continue to fall close to parity with the electric grid within the next 10 years. We expect solar cells and other forms of solar power generation to become more efficient in converting sunlight to electricity and gain more widespread commercial and residential use.

Our outlook

We believe oil markets should remain structurally tight as demand continues to outpace supply growth. We feel that the long-term fundamentals for oil prices continue to look attractive as the worldwide demand forecast continues to increase despite near-record high prices. We anticipate continued rising demand as worldwide economies continue to grow over the next year. On the supply side, we believe that non-OPEC production is likely to be lower. In addition, we believe that oil markets may become more volatile in the second half of the year due to several issues: first, the uncertainty of whether record-high prices for gasoline will lower demand; second, when OPEC will increase production; and third, how the price of oil may be affected if the U.S. pulls out of Iraq. On the other hand, the issues for natural gas markets are what effects record-high gas storage will have on price and the level of natural gas drilling in the U.S.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Energy Fund:
Class A Shares (1)(2)	$11,734
Class B Shares (2)	$12,280
Class C Shares (2)	$12,340
Class Y Shares (2)	$12,530
S&P 1500 Energy Sector Index	$13,756
Lipper Natural Resources Funds Universe Average	$13,305

		W&R ADVISORS ENERGY FUND CLASS A SHARES	W&R ADVISORS ENERGY FUND CLASS B SHARES	W&R ADVISORS ENERGY FUND CLASS C SHARES	W&R ADVISORS ENERGY FUND CLASS Y SHARES	S&P 1500 ENERGY SECTOR INDEX	LIPPER NATURAL RESOURCES FUNDS UNIVERSE AVERAGE

Inception 3/1/06		9,425	10,000	10,000	10,000	10,000	10,000
MAR	2006	9,595	10,170	10,170	10,180	10,419	10,610
JUNE	2006	9,830	10,390	10,410	10,440	10,878	10,905
SEPTEMBER	2006	8,935	9,420	9,450	9,500	10,525	9,970
DECEMBER	2006	9,519	10,020	10,050	10,140	11,692	10,944
MARCH	2007	10,066	10,560	10,600	10,730	12,007	11,602
JUNE	2007	11,734	12,280	12,340	12,530	13,756	13,305

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(3)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	12.50%	14.19%	18.54%	20.02%
5-year period ended 6-30-07	–	–	–	–
10-year period ended 6-30-07	–	–	–	–
Since inception of Class (4) through 6-30-07	12.76%	13.81%	17.11%	18.46%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)3-1-06 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF ENERGY FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Energy Fund had net assets totaling $149,085,552 invested in a diversified portfolio of:

74.17%	Domestic Common Stocks
20.04%	Foreign Common Stocks
5.79%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund was invested by industry and geographic region, respectively, as follows:

Energy Stocks	$67.37
Capital Goods Stocks	$12.15
Utilities Stocks	$8.12
Cash and Cash Equivalents	$5.79
Business Equipment and Services Stocks	$2.72
Raw Materials Stocks	$2.09
Miscellaneous Stocks	$1.76

Country Weightings
North America	$79.73
United States	$74.17
Canada	$5.56
Bahamas/Caribbean	$8.07
Bermuda	$4.74
Cayman Islands	$3.33
Cash and Cash Equivalents	$5.79
Europe (1)	$4.36
Other (2)	$2.05

(1)Includes $1.52 France, $0.77 Norway and $2.07 United Kingdom.

(2)Includes $0.52 Brazil, $0.57 China and $0.96 Hong Kong.

The Investments of Energy Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Business Equipment and Services - 2.72%
Bucyrus International, Inc., Class A	27,050	$1,913,517
Jacobs Engineering Group Inc.*	37,250	2,142,248
		4,055,765
Capital Equipment - 6.32%
Cameron International Corporation*	56,050	4,005,893
Shaw Group Inc. (The)*	33,900	1,569,231
SunPower Corporation, Class A*	33,500	2,111,673
Suntech Power Holdings Co., Ltd., ADR*	47,550	1,734,149
		9,420,946
Coal - 2.29%
Foundation Coal Holdings, Inc.	28,250	1,148,080
Peabody Energy Corporation	46,950	2,271,441
		3,419,521
Electrical Equipment - 2.83%
First Solar, Inc.*	47,200	4,212,128

Electronic Instruments - 0.59%
Energy Conversion Devices, Inc.*	28,700	883,960

Mining - 2.09%
Arch Coal, Inc.	45,500	1,583,400
Cameco Corporation	30,300	1,537,422
		3,120,822
Multiple Industry - 1.17%
Continental Resources, Inc.*	109,000	1,744,000

Non-Residential Construction - 3.00%
Fluor Corporation	26,150	2,912,325
Technip SA, ADR	18,850	1,556,822
		4,469,147
Petroleum - Canada - 1.23%
Suncor Energy Inc.	20,300	1,825,376

Petroleum - Domestic - 7.06%
Anadarko Petroleum Corporation	50,250	2,612,497
BP p.l.c., ADR	42,650	3,076,771
Sunoco, Inc.	23,050	1,836,624
Valero Energy Corporation	29,150	2,153,019
XTO Energy Inc.	14,150	850,415
		10,529,326
Petroleum - International - 27.81%
Apache Corporation	43,150	3,520,608
CNOOC Limited, ADR	12,500	1,421,125
ConocoPhillips	37,050	2,908,425
Devon Energy Corporation	38,700	3,029,823
ENSCO International Incorporated	37,850	2,309,228
EOG Resources, Inc.	38,300	2,798,198
Exxon Mobil Corporation	57,150	4,793,742
Hess Corporation	24,500	1,444,520
Marathon Oil Corporation	48,100	2,884,076
Newfield Exploration Company*	75,500	3,439,025
Noble Energy, Inc.	53,950	3,365,941
Occidental Petroleum Corporation	49,350	2,856,378
PetroChina Company Limited, ADR	5,750	854,910
Petroleo Brasileiro S.A. - Petrobras, ADR	6,400	776,128
Statoil ASA, ADR	37,000	1,147,370
TOTAL S.A., ADR	8,800	712,624
Talisman Energy Inc.	129,400	2,501,302
Ultra Petroleum Corp.*	12,500	690,500
		41,453,923
Petroleum - Services - 28.98%
BJ Services Company	72,400	2,059,056
Baker Hughes Incorporated	54,450	4,580,878
Complete Production Services, Inc.*	113,300	2,928,805
FMC Technologies, Inc.*	10,900	863,498
Grant Prideco, Inc.*	61,000	3,283,630
Halliburton Company	63,750	2,199,375
Nabors Industries Ltd.*	103,200	3,444,816
National Oilwell Varco, Inc.*	55,800	5,816,592
Schlumberger Limited	63,550	5,397,937
Smith International, Inc.	58,400	3,424,576
TODCO, Class A*	49,650	2,343,977
Transocean Inc.*	30,500	3,232,390
Weatherford International Ltd.*	65,650	3,626,506
		43,202,036
Utilities - Electric - 5.54%
Entergy Corporation	31,200	3,349,320
Exelon Corporation	39,750	2,885,850
Mirant Corporation*	15,150	646,148
NRG Energy, Inc.*	33,300	1,384,281
		8,265,599
Utilities - Gas and Pipeline - 2.58%
Enbridge Inc.	71,800	2,425,404
Southwestern Energy Company*	31,900	1,419,550
		3,844,954

TOTAL COMMON STOCKS - 94.21%		$140,447,503

(Cost: $112,313,546)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Insurance - Life - 2.21%
American General Finance Corporation,
5.27%, 7-2-07	$3,300	3,299,517

Utilities - Electric - 3.52%
Wisconsin Electric Power Co.,
5.36%, 7-2-07	5,251	5,250,218

TOTAL SHORT-TERM SECURITIES - 5.73%		$8,549,735

(Cost: $8,549,735)

TOTAL INVESTMENT SECURITIES - 99.94%		$148,997,238

(Cost: $120,863,281)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.06%		88,314

NET ASSETS - 100.00%		$149,085,552

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts; and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      ENERGY FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $120,863) (Notes 1 and 3)	$148,997
Cash	10
Receivables:
Fund shares sold	485
Dividends and interest	40
Prepaid and other assets	22

Total assets	149,554

LIABILITIES
Payable to Fund shareholders	366
Accrued shareholder servicing (Note 2)	53
Accrued service fee (Note 2)	27
Accrued management fee (Note 2)	7
Accrued accounting services fee (Note 2)	5
Accrued distribution fee (Note 2)	1
Other	9

Total liabilities	468

Total net assets	$149,086

NET ASSETS
$0.001 par value capital stock:
Capital stock	$12
Additional paid-in capital	121,898
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	–
Accumulated undistributed net realized loss on investment transactions	(958)
Net unrealized appreciation in value of investments	28,134

Net assets applicable to outstanding units of capital	$149,086

Net asset value per share (net assets divided by shares outstanding):
Class A	$12.45
Class B	$12.28
Class C	$12.34
Class Y	$12.53
Capital shares outstanding:
Class A	10,880
Class B	506
Class C	501
Class Y	98
Capital shares authorized	330,000

See Notes to Financial Statements.

Statement of Operations
      ENERGY FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $43)	$1,165
Interest and amortization	471

Total income	1,636

Expenses (Note 2):
Investment management fee	1,054
Shareholder servicing:
Class A	484
Class B	34
Class C	26
Class Y	1
Service fee:
Class A	275
Class B	13
Class C	14
Registration fees	149
Distribution fee:
Class A	7
Class B	39
Class C	43
Accounting services fee	64
Audit fees	18
Custodian fees	7
Other	22

Total expenses	2,250

Net investment loss	(614)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(905)
Unrealized appreciation in value of investments during the period	25,425

Net gain on investments	24,520

Net increase in net assets resulting from operations	$23,906

See Notes to Financial Statements.

Statement of Changes in Net Assets
      ENERGY FUND
      (In Thousands)

	For the fiscal year ended June 30,	For the period from 3-1-06(1) through
	2007	6-30-06

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(614)	$(23)
Realized net loss on investments	(905)	(4)
Unrealized appreciation	25,425	2,709

Net increase in net assets resulting from operations	23,906	2,682

Distributions to shareholders from (Note 1E): (2)
Net investment income:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)
Realized gains on investment transactions:
Class A	(–)	(–)
Class B	(–)	(–)
Class C	(–)	(–)
Class Y	(–)	(–)

	(–)	(–)

Capital share transactions (Note 5)	8,617	113,881

Total increase	32,523	116,563
NET ASSETS
Beginning of period	116,563	–

End of period	$149,086	$116,563

Undistributed net investment income	$–	$–

(1)Commencement of operations.
(2)See "Financial Highlights" on pages 35 - 38.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 3-1-06(1) to
	6-30-07	6-30-06

Net asset value, beginning of period	$10.43	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.00
Net realized and unrealized gain on investments	2.06	0.43

Total from investment operations	2.02	0.43

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$12.45	$10.43

Total return (2)	19.37%	4.30%
Net assets, end of period (in millions)	$136	$105
Ratio of expenses to average net assets	1.74%	1.86	%(3)
Ratio of net investment income (loss) to average net assets	-0.42%	0.00	%(3)
Portfolio turnover rate	19%	4%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 3-1-06(1) to
	6-30-07	6-30-06

Net asset value, beginning of period	$10.39	$10.00

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.03)
Net realized and unrealized gain on investments	2.03	0.42

Total from investment operations	1.89	0.39

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$12.28	$10.39

Total return	18.19%	3.90%
Net assets, end of period (in millions)	$6	$5
Ratio of expenses to average net assets	2.72%	2.78	%(2)
Ratio of net investment loss to average net assets	-1.41%	-0.92	%(2)
Portfolio turnover rate	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 3-1-06(1) to
	6-30-07	6-30-06

Net asset value, beginning of period	$10.41	$10.00

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.02)
Net realized and unrealized gain on investments	2.07	0.43

Total from investment operations	1.93	0.41

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$12.34	$10.41

Total return	18.54%	4.10%
Net assets, end of period (in millions)	$6	$6
Ratio of expenses to average net assets	2.51%	2.58	%(2)
Ratio of net investment loss to average net assets	-1.19%	-0.73	%(2)
Portfolio turnover rate	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      ENERGY FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended	For the period from 3-1-06 (1) to
	6-30-07	6-30-06

Net asset value, beginning of period	$10.44	$10.00

Income from investment operations:
Net investment income	0.00	0.01
Net realized and unrealized gain on investments	2.09	0.43

Total from investment operations	2.09	0.44

Less distributions from:
Net investment income	(0.00)	(0.00)
Capital gains	(0.00)	(0.00)

Total distributions	(0.00)	(0.00)

Net asset value, end of period	$12.53	$10.44

Total return	20.02%	4.40%
Net assets, end of period (in millions)	$1	$1
Ratio of expenses to average net assets	1.21%	1.46	%(2)
Ratio of net investment income to average net assets	0.07%	0.29	%(2)
Portfolio turnover rate	19%	4%

(1)Commencement of operations of the class.
(2)Annualized.

See Notes to Financial Statements.

Manager's Discussion of Value Fund
      June 30, 2007

Below, Matthew T. Norris, CFA, portfolio manager of Waddell & Reed Advisors Value Fund, discusses positioning, performance and results for the fiscal year ended June 30, 2007. He has managed the Fund for four years and has 15 years of industry experience.

STYLE
VALUE	BLEND	GROWTH
X			LARGE	CAPITALIZATION
MEDIUM
SMALL

This diagram shows the Fund's equity investment style and the size of companies in the Fund, as measured by market capitalization. Shaded areas reflect quarterly data for the past three years. Source: Morningstar

The Fund rose 22.82 percent (Class A shares at net asset value), more than both its benchmark and peer group. By comparison, the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market) increased 21.90 percent during the period, and the Lipper Large-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 20.91 percent.

Stock selection drove results

The Fund's strong performance was driven by individual stock selection, with five of the portfolio's top ten holdings appreciating more than 30 percent over the fiscal period: Exxon Mobil Corporation, Hewlett-Packard Company, Unum Group, Chevron Corporation and Altria Group, Inc. The Fund also benefited from being on the other side of the stock-selection coin - that is to say, not owning stocks in underperforming areas of the market. As for the weakest sectors, banks, thrifts and real estate investment trusts (REITs) brought up the rear. Overall, financials were the weakest sector in the market amid concerns about rising interest rates and the credit risks associated with subprime mortgages. Lately, we have been overweight in the sectors of health care, insurance, consumer staples and technology. We have been underweight in the sectors of REITs, retail and media.

The rise in oil prices during the year helped energy stocks such as Exxon Mobil Corporation and Chevron Corporation to be one of the best-performing sectors of the market. Telecommunications and basic materials also did well. Toward the end of the 12-month period, concerns about growth and inflation held back interest rate-sensitive areas, namely the three aforementioned sectors: banks, thrifts and REITs.

Top 10 Equity Holdings June 30, 2007		June 30, 2006
Company	Sector	Company	Sector

Exxon Mobil Corporation	Energy	Exxon Mobil Corporation	Energy
Hewlett-Packard Company	Technology	Bank of America Corporation	Financial Services
J.P. Morgan Chase & Co.	Financial Services	Unum Group	Financial Services
Bank of America Corporation	Financial Services	Hewlett-Packard Company	Technology
Altria Group, Inc.	Multi-Industry	J.P. Morgan Chase & Co.	Financial Services
Chevron Corporation	Energy	Citigroup Inc.	Financial Services
Travelers Companies, Inc. (The)	Financial Services	ConocoPhillips	Energy
Unum Group	Financial Services	Altria Group, Inc.	Multi-Industry
Citigroup Inc.	Financial Services	Chevron Corporation	Energy
Raytheon Company	Technology	Union Pacific Corporation	Transportation

See your advisor or www.waddell.com for more information on the Fund's most recently published Top Ten Holdings.

Our outlook

We continue to pursue a strategy of buying what we deem are inexpensive stocks and diversifying our picks among economic sectors in an effort to reduce long-term volatility. Our focus is on what we feel are high, free cash flow-yielding industrial companies and low price-to-book ratios for financial companies. We do not foresee rapid changes in sector positioning, as our sector weightings are driven by individual stock selection, not a top-down macro call. Thus, as we find new ideas or sell existing positions, the sector weightings will change to reflect our viewpoint of individual investments.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Fund's manager, undervalued. The value of a security believed by the Fund's manager to be undervalued may never reach what the manager believes to be its full value, or such security's value may decrease. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Value Fund:
Class A Shares (1)(2)	$16,100
Class B Shares (2)	$16,043
Class C Shares (2)	$16,142
Class Y Shares (2)	$17,570
Russell 1000 Value Index (3)	$16,791
Lipper Large-Cap Value Funds Universe Average (3)	$15,194

		W&R ADVISORS VALUE FUND CLASS A SHARES	W&R ADVISORS VALUE FUND CLASS B SHARES	W&R ADVISORS VALUE FUND CLASS C SHARES	W&R ADVISORS VALUE FUND CLASS Y SHARES	RUSSELL 1000 VALUE INDEX	LIPPER LARGE-CAP VALUE FUNDS UNIVERSE AVERAGE

12/15/00		9,425	10,000	10,000	10,000
DEC	2000	9,453	10,030	10,030	10,040	10,000	10,000
JUNE	2001	10,198	10,770	10,770	10,840	9,869	10,013
JUNE	2002	9,352	9,780	9,810	9,989	8,988	8,890
JUNE	2003	9,284	9,600	9,640	9,952	8,895	8,705
JUNE	2004	11,237	11,520	11,570	12,115	10,776	10,409
JUNE	2005	12,438	12,620	12,690	13,467	12,289	11,379
JUNE	2006	13,109	13,177	13,264	14,253	13,774	12,566
JUNE	2007	16,100	16,043	16,142	17,570	16,791	15,194

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of January 1, 2001.

Average Annual Total Return(4)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-07	15.76%	17.75%	21.69%	23.28%
5-year period ended 6-30-07	10.17%	10.27%	10.47%	11.96%
10-year period ended 6-30-07	–	–	–	–
Since inception of Class (5) through 6-30-07	7.55%	7.49%	7.59%	9.00%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VALUE FUND

Portfolio Highlights

On June 30, 2007, Waddell & Reed Advisors Value Fund had net assets totaling $625,055,695 invested in a diversified portfolio of:

92.74%	Domestic Common Stocks
4.02%	Foreign Common Stocks
3.24%	Cash and Cash Equivalents

Sector Weightings

As a shareholder of the Fund, for every $100 you had invested on June 30, 2007, your Fund owned:

Financial Services Stocks	$33.83
Energy Stocks	$13.34
Technology Stocks	$11.37
Health Care Stocks	$10.35
Utilities Stocks	$9.05
Miscellaneous Stocks	$6.33
Multi-Industry Stocks	$3.86
Consumer Nondurables Stocks	$3.62
Cash and Cash Equivalents	$3.24
Capital Goods Stocks	$2.97
Retail Stocks	$2.04

The Investments of Value Fund
June 30, 2007
COMMON STOCKS	Shares	Value

Aircraft - 3.21%
Lockheed Martin Corporation	62,700	$5,901,951
Raytheon Company	262,900	14,167,681
		20,069,632
Banks - 8.49%
Bank of America Corporation	508,170	24,844,431
Citigroup Inc.	294,900	15,125,421
Wachovia Corporation	133,900	6,862,375
Wells Fargo & Company	178,000	6,260,260
		53,092,487
Beverages - 1.49%
Diageo plc, ADR	111,700	9,305,727

Business Equipment and Services - 0.97%
Waste Management, Inc.	154,600	6,037,130

Capital Equipment - 1.18%
Illinois Tool Works Inc.	135,700	7,353,583

Chemicals - Petroleum and Inorganic - 0.94%
E.I. du Pont de Nemours and Company	115,300	5,861,852

Chemicals - Specialty - 0.74%
Air Products and Chemicals, Inc. (A)	57,400	4,613,238

Communications Equipment - 0.94%
Cisco Systems, Inc. (A)*	100,100	2,785,283
Nokia Corporation, Series A, ADR	110,800	3,114,588
		5,899,871
Computers - Main and Mini - 5.61%
Hewlett-Packard Company	612,800	27,343,136
Xerox Corporation*	417,200	7,709,856
		35,052,992
Computers - Peripherals - 0.43%
Adobe Systems Incorporated*	67,700	2,716,801

Defense - 0.82%
General Dynamics Corporation (A)	65,800	5,146,876

Electronic Components - 0.36%
Motorola, Inc.	128,300	2,270,910

Finance Companies - 6.24%
Capital One Financial Corporation (A)	179,600	14,087,824
Countrywide Financial Corporation (A)	72,700	2,642,645
Fannie Mae	188,000	12,282,040
Freddie Mac	164,800	10,003,360
		39,015,869
Food and Related - 2.13%
General Mills, Inc.	132,500	7,740,650
Kraft Foods Inc.	158,404	5,583,741
		13,324,391
Furniture and Furnishings - 0.66%
Masco Corporation	145,700	4,148,079

Health Care - Drugs - 4.15%
Endo Pharmaceuticals Holdings Inc. (A)*	116,100	3,975,264
McKesson Corporation	206,600	12,321,624
Pfizer Inc.	376,300	9,621,991
		25,918,879
Health Care - General - 1.38%
Boston Scientific Corporation (A)*	210,400	3,227,536
Da Vita Inc. (A)*	100,000	5,388,000
		8,615,536
Hospital Supply and Management - 4.82%
Aetna Inc.	183,600	9,069,840
Coventry Health Care, Inc.*	214,600	12,371,690
Humana Inc. (A)*	142,700	8,691,857
		30,133,387
Insurance - Life - 2.97%
Unum Group	711,300	18,572,043

Insurance - Property and Casualty - 7.58%
Assurant, Inc.	106,600	6,280,872
Everest Re Group, Ltd.	117,100	12,721,744
MBIA Inc.	138,300	8,605,026
Travelers Companies, Inc. (The)	368,983	19,740,591
		47,348,233
Metal Fabrication - 1.79%
Loews Corporation, Carolina Group	144,900	11,196,423

Multiple Industry - 3.86%
Altria Group, Inc.	344,200	24,142,188

Petroleum - International - 13.34%
Chevron Corporation	266,700	22,466,808
ConocoPhillips	108,300	8,501,550
Devon Energy Corporation	116,700	9,136,443
Exxon Mobil Corporation	425,000	35,649,000
Marathon Oil Corporation	127,000	7,614,920
		83,368,721
Railroad - 1.99%
Union Pacific Corporation	107,900	12,424,685

Real Estate Investment Trust - 1.03%
Vornado Realty Trust	58,700	6,447,608

Retail - General Merchandise - 1.89%
Family Dollar Stores, Inc.	194,100	6,661,512
Macy's Inc. (A)	129,200	5,139,576
		11,801,088
Retail - Specialty Stores - 0.15%
Home Depot, Inc. (The)	23,300	916,855

Security and Commodity Brokers - 8.55%
Bear Stearns Companies Inc. (The)	52,900	7,406,000
CIT Group Inc.	128,500	7,045,655
J.P. Morgan Chase & Co.	535,356	25,937,998
Morgan Stanley	155,500	13,043,340
		53,432,993
Utilities - Electric - 2.99%
Mirant Corporation*	210,200	8,965,030
NRG Energy, Inc.*	233,600	9,710,752
		18,675,782
Utilities - Gas and Pipeline - 2.04%
FirstEnergy Corp.	197,000	12,751,810

Utilities - Telephone - 4.02%
AT&T Inc.	334,100	13,865,150
Sprint Nextel Corporation	161,800	3,350,878
Verizon Communications Inc.	192,100	7,908,757
		25,124,785

TOTAL COMMON STOCKS - 96.76%		$604,780,454

(Cost: $460,669,873)

SHORT-TERM SECURITIES	Principal Amount in Thousands	Value

Construction Materials - 0.56%
Black & Decker Corp.,
5.45%, 7-2-07	$3,493	3,492,471

Finance Companies - 0.48%
PACCAR Financial Corp.,
5.29%, 7-3-07	3,000	2,999,118

Retail - General Merchandise - 0.48%
Target Corporation,
5.27%, 7-2-07	3,000	2,999,561

Security and Commodity Brokers - 0.80%
American Express Credit Corp.,
5.26%, 7-26-07	5,000	4,981,736

Utilities - Telephone - 1.11%
Verizon Communications Inc.,
5.37%, 7-2-07	6,960	6,958,962

TOTAL SHORT-TERM SECURITIES - 3.43%		$21,431,848

(Cost: $21,431,848)

TOTAL INVESTMENT SECURITIES - 100.19%		$626,212,302

(Cost: $482,101,721)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.19%)		(1,156,607)

NET ASSETS - 100.00%		$625,055,695

Notes to Schedule of Investments

Certain acronyms may be used within the body of the Fund's holdings. The definitions of these acronyms are as follows: ADR - American Depositary Receipts; CMO - Collateralized Mortgage Obligation; GDR - Global Depositary Receipts and REMIC - Real Estate Mortgage Investment Conduit.
*No dividends were paid during the preceding 12 months.
(A)Securities serve as cover for the following written options outstanding at June 30, 2007. (See Note 6 to financial statements):
Underlying Security	Contracts Subject to Call	Expiration Month/ Exercise Price	Premium Received	Market Value

Air Products and Chemicals, Inc.	574	July/80	$78,637	$114,800
Boston Scientific Corporation:	1,052	July/19	16,306	947
	1,052	August/17.5	38,450	21,040
Cisco Systems, Inc.	1,001	July/30	31,031	10,010
Da Vita Inc.	1,000	July/60	67,999	2,500
General Dynamics Corporation	278	August/85	32,525	9,730
Humana Inc.	1,427	August/70	195,496	35,675

			$460,444	$194,702

Underlying Security	Contracts Subject to Put	Expiration Month/ Exercise Price	Premium Received	Market Value

Capital One Financial Corporation:	596	August/75	$52,447	$92,380
	596	September/75	81,651	110,260
Countrywide Financial Corporation:	806	July/30	70,927	12,090
	727	July/35	46,209	72,700
Endo Pharmaceuticals Holdings Inc.	1,036	July/25	30,043	5,180
Macy's Inc.	28	August/37.5	2,996	2,380

			$284,273	$294,990

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VALUE FUND
      June 30, 2007
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $482,102) (Notes 1 and 3)	$626,212
Cash	1
Receivables:
Fund shares sold	645
Dividends and interest	582
Prepaid and other assets	32

Total assets	627,472

LIABILITIES
Payable to Fund shareholders	1,564
Outstanding written options - at value (premium received - $745) (Note 6)	490
Accrued shareholder servicing (Note 2)	166
Accrued service fee (Note 2)	107
Accrued management fee (Note 2)	23
Accrued accounting services fee (Note 2)	14
Accrued distribution fee (Note 2)	4
Other	48

Total liabilities	2,416

Total net assets	$625,056

NET ASSETS
$0.001 par value capital stock:
Capital stock	$43
Additional paid-in capital	459,226
Accumulated undistributed income:
Accumulated undistributed net investment income	2,867
Accumulated undistributed net realized gain on investment transactions	18,554
Net unrealized appreciation in value of investments	144,366

Net assets applicable to outstanding units of capital	$625,056

Net asset value per share (net assets divided by shares outstanding):
Class A	$14.64
Class B	$14.21
Class C	$14.30
Class Y	$14.67
Capital shares outstanding:
Class A	35,076
Class B	3,605
Class C	1,532
Class Y	2,624
Capital shares authorized	340,000

See Notes to Financial Statements.

Statement of Operations
      VALUE FUND
      For the Fiscal Year Ended June 30, 2007
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Dividends (net of foreign withholding taxes of $11)	$12,006
Interest and amortization	797

Total income	12,803

Expenses (Note 2):
Investment management fee	4,032
Shareholder servicing:
Class A	1,387
Class B	224
Class C	90
Class Y	53
Service fee:
Class A	1,155
Class B	124
Class C	53
Distribution fee:
Class A	21
Class B	370
Class C	158
Accounting services fee	157
Audit fees	27
Custodian fees	16
Legal fees	15
Other	222

Total	8,104
Less waiver of investment management fee (Notes 2 and 7)	(44)

Total expenses	8,060

Net investment income	4,743

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	25,294
Realized net gain on written options	1,662

Realized net gain on investments	26,956

Unrealized appreciation in value of securities during the period	84,544
Unrealized appreciation in value of written options during the period	219

Unrealized appreciation in value of investments during the period	84,763

Net gain on investments	111,719

Net increase in net assets resulting from operations	$116,462

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VALUE FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2007	2006

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,743	$3,992
Realized net gain on investments	26,956	44,873
Unrealized appreciation (depreciation)	84,763	(18,091)

Net increase in net assets
resulting from operations	116,462	30,774

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(3,103)	(5,324)
Class B	(–)	(78)
Class C	(–)	(51)
Class Y	(374)	(418)
Realized gains on investment transactions:
Class A	(29,437)	(25,007)
Class B	(3,217)	(2,786)
Class C	(1,374)	(1,323)
Class Y	(2,188)	(1,424)

	(39,693)	(36,411)

Capital share transactions (Note 5)	15,550	(70,609)

Total increase (decrease)	92,319	(76,246)
NET ASSETS
Beginning of period	532,737	608,983

End of period	$625,056	$532,737

Undistributed net investment income	$2,867	$1,601

(1)See "Financial Highlights" on pages 51 - 54.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$12.80	$12.94		$11.77		$9.77		$9.89

Income (loss) from investment operations:
Net investment income	0.13	0.11		0.14		0.06		0.05
Net realized and unrealized gain (loss) on investments	2.71	0.58		1.12		1.99		(0.12)

Total from investment operations	2.84	0.69		1.26		2.05		(0.07)

Less distributions from:
Net investment income	(0.10)	(0.15)		(0.09)		(0.05)		(0.05)
Capital gains	(0.90)	(0.68)		(0.00)		(0.00)		(0.00)

Total distributions	(1.00)	(0.83)		(0.09)		(0.05)		(0.05)

Net asset value, end of period	$14.64	$12.80		$12.94		$11.77		$9.77

Total return (1)	22.82%	5.40%		10.69%		21.04%		-0.73%
Net assets, end of period (in millions)	$514	$435		$501		$402		$274
Ratio of expenses to average net assets including expense waiver	1.31%	1.34%		1.34%		1.40%		1.45%
Ratio of net investment income to average net assets including expense waiver	0.91%	0.78%		1.18%		0.60%		0.58%
Ratio of expenses to average net assets excluding expense waiver	1.32%	1.34	%(2)	1.34	%(2)	1.40	%(2)	1.45	%(2)
Ratio of net investment income to average net assets excluding expense waiver	0.90%	0.78	%(2)	1.18	%(2)	0.60	%(2)	0.58	%(2)
Portfolio turnover rate	38%	67%		46%		92%		118%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$12.47	$12.62		$11.52		$9.60		$9.78

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.03)		0.03		(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	2.65	0.58		1.07		1.95		(0.14)

Total from investment operations	2.64	0.55		1.10		1.92		(0.18)

Less distributions from:
Net investment income	(0.00)	(0.02)		(0.00)		(0.00)		(0.00)
Capital gains	(0.90)	(0.68)		(0.00)		(0.00)		(0.00)

Total distributions	(0.90)	(0.70)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$14.21	$12.47		$12.62		$11.52		$9.60

Total return	21.75%	4.41%		9.55%		20.00%		-1.84%
Net assets, end of period (in millions)	$51	$47		$54		$49		$34
Ratio of expenses to average net assets including expense waiver	2.23%	2.28%		2.29%		2.39%		2.49%
Ratio of net investment income (loss) to average net assets including expense waiver	-0.00%	-0.15%		0.23%		-0.39%		-0.46%
Ratio of expenses to average net assets excluding expense waiver	2.24%	2.28	%(1)	2.29	%(1)	2.39	%(1)	2.49	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	-0.01%	-0.15	%(1)	0.23	%(1)	-0.39	%(1)	-0.46	%(1)
Portfolio turnover rate	38%	67%		46%		92%		118%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$12.55	$12.69		$11.57		$9.64		$9.80

Income (loss) from investment operations:
Net investment income (loss)	(0.00)	(0.03)		0.04		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	2.65	0.60		1.08		1.96		(0.13)

Total from investment operations	2.65	0.57		1.12		1.93		(0.16)

Less distributions from:
Net investment income	(0.00)	(0.03)		(0.00)		(0.00)		(0.00)
Capital gains	(0.90)	(0.68)		(0.00)		(0.00)		(0.00)

Total distributions	(0.90)	(0.71)		(0.00)		(0.00)		(0.00)

Net asset value, end of period	$14.30	$12.55		$12.69		$11.57		$9.64

Total return	21.69%	4.53%		9.68%		20.02%		-1.73%
Net assets, end of period (in millions)	$22	$20		$27		$22		$17
Ratio of expenses to average net assets including expense waiver	2.20%	2.24%		2.22%		2.29%		2.34%
Ratio of net investment income (loss) to average net assets including expense waiver	0.02%	-0.11%		0.31%		-0.29%		-0.31%
Ratio of expenses to average net assets excluding expense waiver	2.21%	2.24	%(1)	2.22	%(1)	2.29	%(1)	2.34	%(1)
Ratio of net investment income (loss) to average net assets excluding expense waiver	0.01%	-0.11	%(1)	0.31	%(1)	-0.29	%(1)	-0.31	%(1)
Portfolio turnover rate	38%	67%		46%		92%		118%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Financial Highlights
      VALUE FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,

	2007	2006		2005		2004		2003

Net asset value, beginning of period	$12.83	$12.97		$11.80		$9.79		$9.91

Income (loss) from investment operations:
Net investment income	0.18	0.15		0.19		0.11		0.09
Net realized and unrealized gain (loss) on investments	2.71	0.59		1.12		2.01		(0.12)

Total from investment operations	2.89	0.74		1.31		2.12		(0.03)

Less distributions from:
Net investment income	(0.15)	(0.20)		(0.14)		(0.11)		(0.09)
Capital gains	(0.90)	(0.68)		(0.00)		(0.00)		(0.00)

Total distributions	(1.05)	(0.88)		(0.14)		(0.11)		(0.09)

Net asset value, end of period	$14.67	$12.83		$12.97		$11.80		$9.79

Total return	23.28%	5.83%		11.16%		21.74%		-0.37%
Net assets, end of period (in millions)	$38	$31		$27		$21		$15
Ratio of expenses to average net assets including expense waiver	0.91%	0.92%		0.92%		0.93%		0.94%
Ratio of net investment income to average net assets including expense waiver	1.31%	1.19%		1.60%		1.06%		1.09%
Ratio of expenses to average net assets excluding expense waiver	0.92%	0.92	%(1)	0.92	%(1)	0.93	%(1)	0.94	%(1)
Ratio of net investment income to average net assets excluding expense waiver	1.30%	1.19	%(1)	1.60	%(1)	1.06	%(1)	1.09	%(1)
Portfolio turnover rate	38%	67%		46%		92%		118%

(1)There was no waiver of expenses during the period.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2007

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Select Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues three series of capital shares; each series represents ownership of a separate mutual fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Management's valuation committee makes fair value determinations for the Corporation, subject to the supervision of the Board of Directors. Short-term debt securities, purchased with less than 60 days to maturity, are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.

      B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.

      C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

      D. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.

      E. Dividends and distributions - Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2007, the following amounts were reclassified:

	Accumulated Undistributed Net Realized Gain (Loss) on Investment Transactions	Accumulated Undistributed Net Investment Income	Additional Paid-In-Capital

Dividend Income Fund	$–	$60,963	$(60,963)
Energy Fund	(49,040)	614,292	(565,252)

Net investment income and net assets were not affected by this change. F. New Accounting Pronouncements - In June 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Corporation's net assets, results of operations and financial statement disclosures. In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." SFAS No. 157 defines fair value for purposes of financial statement presentation, establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Funds will adopt SFAS No. 157 during 2008 and its potential impact, if any, on each Fund's financial statements is currently being assessed by management.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the annual rates of:

Fund	Net Asset Breakpoints	Annual Rate

Dividend Income Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Energy Fund	Up to $1 Billion	0.85%
	Over $1 Billion up to $2 Billion	0.83%
	Over $2 Billion up to $3 Billion	0.80%
	Over $3 Billion	0.76%

Value Fund	Up to $1 Billion	0.70%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 7), the fee for Value Fund is payable as follows:

Fund	Net Asset Breakpoints	Annual Rate

Value Fund	Up to $1 Billion	0.69%
	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

During the fiscal year ended June 30, 2007, the investment management fee waived for Value Fund was $44,171.

WRIMCO has voluntarily agreed to waive its management fee on any day if a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of each Fund. For these services, each Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, each Fund pays WRSCO a monthly per account charge for shareholder servicing as follows: Dividend Income Fund - $1.5792; Energy Fund and Value Fund - $1.5042 for each shareholder account which was non-networked and which was in existence at any time during the prior month; however, WRSCO has agreed to reduce those fees if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc., Ivy Funds and Ivy Funds, Inc.) reaches certain levels. For certain networked accounts (that is, those shareholder accounts whose Fund shares are purchased through certain financial intermediaries), WRSCO has agreed to reduce its per account fees charged to the Fund to $0.50 per month per shareholder account. Additional fees may be paid by the Fund to those intermediaries. For Class Y shares, each Fund pays WRSCO a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of Class Y of the Fund for the preceding month. Each Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended June 30, 2007, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Dividend Income Fund	$2,489,122	$1,214	$22,542	$4,207
Energy Fund	566,337	1,037	3,725	3,087
Value Fund	1,060,907	913	50,994	1,001

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended June 30, 2007, W&R paid the following amounts: Dividend Income Fund - $1,585,393, Energy Fund - $358,213 and Value Fund - $677,339.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/ or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class.

During the fiscal year ended June 30, 2007, the Corporation paid Directors' fees of $52,710, which is included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Investment securities transactions for the fiscal year ended June 30, 2007 are summarized as follows:

	Dividend Income Fund	Energy Fund	Value Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$252,602,894	$32,973,594	$213,328,353
Purchases of short-term securities	2,958,849,716	1,135,259,926	1,688,591,006
Purchases of U.S. government obligations	–	–	–
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	132,886,505	21,956,104	245,802,960
Proceeds from maturities and sales of short-term securities	2,944,613,872	1,137,553,000	1,673,950,938
Proceeds from maturities and sales of U.S. government obligations	–	–	–

For Federal income tax purposes, cost of investments owned at June 30, 2007 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation

Dividend Income Fund	$482,817,215	$148,191,727	$2,450,099	$145,741,628
Energy Fund	120,863,281	29,283,470	1,149,513	28,133,957
Value Fund	484,423,506	146,339,901	4,551,105	141,788,796

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended June 30, 2007 and the related capital loss carryover and post-October activity were as follows:

	Dividend Income Fund	Energy Fund	Value Fund

Net ordinary income	$5,782,474	$–	$14,968,607
Distributed ordinary income	5,722,831	–	7,094,055
Undistributed ordinary income	332,363	–	13,151,087

Realized long-term capital gains	10,995,061	–	17,883,169
Distributed long-term capital gains	7,652,457	–	32,599,483
Undistributed long-term capital gains	10,007,700	–	9,609,099

Capital loss carryover	–	–	–

Post-October losses deferred	–	958,095	–

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and net foreign currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended June 30, 2007 are summarized below. Amounts are in thousands.

	Dividend Income Fund	Energy Fund	Value Fund

Shares issued from sale of shares:
Class A	12,185	3,633	6,122
Class B	588	134	364
Class C	493	107	198
Class Y	139	128	268
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	767	–	2,362
Class B	29	–	243
Class C	24	–	101
Class Y	26	–	190
Shares redeemed:
Class A	(4,363)	(2,832)	(7,414)
Class B	(261)	(95)	(784)
Class C	(283)	(173)	(362)
Class Y	(80)	(99)	(200)

Increase in outstanding capital shares	9,264	803	1,088

Value issued from sale of shares:
Class A	$189,320	$38,086	$85,506
Class B	9,076	1,392	4,928
Class C	7,569	1,099	2,697
Class Y	2,159	1,330	3,682
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	11,909	–	31,889
Class B	440	–	3,196
Class C	372	–	1,343
Class Y	409	–	2,560
Value redeemed:
Class A	(68,334)	(29,525)	(102,076)
Class B	(4,057)	(978)	(10,506)
Class C	(4,397)	(1,786)	(4,876)
Class Y	(1,239)	(1,001)	(2,793)

Increase in outstanding capital	$143,227	$8,617	$15,550

Transactions in capital stock for the fiscal year ended June 30, 2006 are summarized below. Amounts are in thousands.

	Dividend Income Fund	Energy Fund	Value Fund

Shares issued from sale of shares:
Class A	9,573	10,425	4,935
Class B	413	487	306
Class C	510	577	233
Class Y	128	83	360
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	240	–	2,374
Class B	2	–	230
Class C	2	–	110
Class Y	12	–	145
Shares redeemed:
Class A	(3,314)	(346)	(12,041)
Class B	(182)	(20)	(1,056)
Class C	(228)	(10)	(881)
Class Y	(107)	(14)	(174)

Increase (decrease) in outstanding capital shares	7,049	11,182	(5,459)

Value issued from sale of shares:
Class A	$133,261	$106,129	$63,926
Class B	5,705	4,944	3,867
Class C	7,061	5,894	2,960
Class Y	1,791	861	4,655
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	3,363	–	29,934
Class B	29	–	2,845
Class C	33	–	1,366
Class Y	165	–	1,835
Value redeemed:
Class A	(46,229)	(3,501)	(155,300)
Class B	(2,518)	(200)	(13,285)
Class C	(3,129)	(104)	(11,152)
Class Y	(1,476)	(142)	(2,260)

Increase (decrease) in outstanding capital	$98,056	$113,881	$(70,609)

NOTE 6 - Options

Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For a Fund, when a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

For Value Fund, transactions in written call options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2006	1,565	$63,983
Options written	34,608	1,984,995
Options terminated in closing purchase transactions	(1,648)	(164,954)
Options exercised	(7,888)	(499,397)
Options expired	(20,253)	(924,183)

Outstanding at June 30, 2007	6,384	$460,444

For Value Fund, transactions in written put options were as follows:

	Number of Contracts	Premium Received

Outstanding at June 30, 2006	4,454	$374,026
Options written	15,449	1,180,802
Options terminated in closing purchase transactions	(691)	(60,806)
Options exercised	(2,541)	(248,293)
Options expired	(12,882)	(961,456)

Outstanding at June 30, 2007	3,789	$284,273

NOTE 7 - Regulatory and Litigation Matters

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the W&R Target Funds, Inc. (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Select Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Dividend Income Fund, Waddell & Reed Advisors Energy Fund and Waddell & Reed Advisors Value Fund (collectively the "Funds"), the mutual funds comprising Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Waddell & Reed Advisors Select Funds, Inc. as of June 30, 2007, the results of their operations for the year then ended, the changes in their net assets for the periods presented, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 15, 2007

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:
		For Individuals			For Corporations
Record Date	Total	Qualifying	Non- Qualifying	Long- Term Capital Gain	Qualifying	Non- Qualifying	Long- Term Capital Gain

Dividend Income Fund Class A
9-13-06	$0.05000	$0.05000	$–	$–	$0.05000	$–	$–
12-13-06	0.29960	0.06200	–	0.23760	0.06200	–	0.23760
3-14-07	0.03500	0.03500	–	–	0.03500	–	–
6-13-07	0.03700	0.03700	–	–	0.03700	–	–

TOTAL	$0.42160	$0.18400	$–	$0.23760	$0.18400	$–	$0.23760

Dividend Income Fund Class B
9-13-06	$0.01600	$0.01600	$–	$–	$0.01600	$–	$–
12-13-06	0.26260	0.02500	–	0.23760	0.02500	–	0.23760
3-14-07	–	–	–	–	–	–	–
6-13-07	–	–	–	–	–	–	–

TOTAL	$0.27860	$0.04100	$–	$0.23760	$0.04100	$–	$0.23760

Dividend Income Fund Class C
9-13-06	$0.01900	$0.01900	$–	$–	$0.01900	$–	$–
12-13-06	0.26560	0.02800	–	0.23760	0.02800	–	0.23760
3-14-07	0.00200	0.00200	–	–	0.00200	–	–
6-13-07	–	–	–	–	–	–	–

TOTAL	$0.28660	$0.04900	$–	$0.23760	$0.04900	$–	$0.23760

Dividend Income Fund Class Y
9-13-06	$0.06200	$0.06200	$–	$–	$0.06200	$–	$–
12-13-06	0.31260	0.07500	–	0.23760	0.07500	–	0.23760
3-14-07	0.04700	0.04700	–	–	0.04700	–	–
6-13-07	0.05200	0.05200	–	–	0.05200	–	–

TOTAL	$0.47360	$0.23600	$–	$0.23760	$0.23600	$–	$0.23760

Value Fund Class A
12-13-06	$0.99620	$0.18500	$–	$0.81120	$0.18500	$–	$0.81120

Value Fund Class B
12-13-06	$0.90120	$0.09000	$–	$0.81120	$0.09000	$–	$0.81120

Value Fund Class C
12-13-06	$0.90120	$0.09000	$–	$0.81120	$0.09000	$–	$0.81120

Value Fund Class Y
12-13-06	$1.05520	$0.24400	$–	$0.81120	$0.24400	$–	$0.81120

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of
Waddell & Reed Advisors Select Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds (22 portfolios), Waddell & Reed InvestEd Portfolios, Inc. (three portfolios) and W&R Target Funds, Inc. (21 portfolios) (collectively, the Advisors Fund Complex), except that Robert L. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, comprise the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (16 portfolios) and Ivy Funds, Inc. (12 portfolios).

A director is "interested" by virtue of his or her current or former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, WRIMCO; the funds' principal underwriter, W&R; and the funds' transfer agent, WRSCO, as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

David P. Gardner serves as the Independent Chairman of the Fund's Board and of the board of directors of the other funds in the Advisors Fund Complex.

Additional Information about Directors

The Statement of Additional Information (SAI) for the Fund includes additional information about the Fund's directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 Age: 67	Director since 2007
President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical plumbing supplies distributor) (1979 to present) and Boettcher Ariel, Inc. (1979 to present); Member of Kansas Board of Regents
Director of Guaranty State Bank & Trust Co., Director of Guaranty, Inc.; Trustee, Kansas Public Retirement System; Director of Ivy Funds, Inc.; Trustee of Ivy Funds

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 Age: 59	Director since 2000	Professor of Law, Washburn School of Law (1973 to present); Formerly, Dean, Washburn School of Law (until 2001)	Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 Age: 68	Director since 2000	President and Director, JoDill Corp. (1965 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (Financial Services); President, Liberty Memorial Association (WWI National Museum); Director, Northland Betterment Commission

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 Age: 74	Director since 2000 Independent Chairman since 2006	Senior Advisor to the President, J. Paul Getty Trust (until 2006); Professor, University of Utah (until 2005)	None

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 40	Director since 2000
Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma School of Law (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present); LSQ Manager, Inc. (since 2007)

Director and Shareholder, Valliance Bank; Director, Melbourne Family Support Organization; Director, Norman Economic Development Coalition; Chairman and Director, Ivy Funds, Inc.; Chairman and Trustee, Ivy Funds

John F. Hayes 6300 Lamar Avenue Overland Park, KS 66202 Age: 87	Director since 2000	Shareholder, Gilliland & Hayes, P.A., a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)	Director, Central Bank & Trust; Director, Central Financial Corporation (banking)

Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 Age: 83	Director since 2000	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC	Chairman and CEO, Wellness Council of America; Member, Advisory Council of the Boy Scouts of America

Frank J. Ross, Jr. Polsinelli Shalton Flanigan Suelthaus, L.P. 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 Age: 54	Director since 2000	Shareholder/Director, Polsinelli Shalton Flanigan Suelthaus, L.P., a law firm (1980 to present)	Director, Columbian Bank & Trust

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 2000	Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)	Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Interested Directors
Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 Age: 53	Director since 2007	Director, Executive Vice President and Chief Investment Officer of WRIMCO; Senior Vice President and Chief Investment Officer of WDR	Director of IICO

Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 Age: 64	Director since 2000 President since 2001
CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Director/Trustee of each of the funds in the Fund Complex

Director of WDR, WRSCO and Waddell & Reed; Director, Ivy Funds, Inc.; Trustee, Ivy Funds; Director, Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; Director, Ivy Services Inc. (ISI), an affiliate of IICO

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 Age: 70	Director since 2000	Consultant of WDR and Waddell & Reed (2001 to present); formerly, Director of WDR (until 2003)	None

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Fund's officers are:

Name, address, age	Position held with Fund and length of service	Principal occupation during the past five years	Other directorships

Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 Age: 38	Vice President since 2006 Treasurer since 2006 Principal Accounting Officer since 2006 Principal Financial Officer since 2007
Vice President, Treasurer, Principal Accounting Officer of each of the funds in the Fund Complex (since 2006); Principal Financial Officer (since 2007); Assistant Treasurer (2003 to 2006); Senior Manager, Deloitte & Touche LLP (2001 to 2003).
None

Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 Age: 43	Vice President since 2006 Secretary since 2006
Vice President and Secretary of each of the funds in the Fund Complex (since 2006); Vice President of WRIMCO and IICO (since 2006); formerly, Vice President and Associate General Counsel, Deutsche Investment Management Americas, Inc. (1994 to 2005).
None

Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Vice President since 2000 Assistant Secretary since 2006 Associate General Counsel since 2000
Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (since 2006); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
None

Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 Age: 41	Vice President since 2000 General Counsel since 2000 Assistant Secretary since 2000
Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WRSCO (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
None

Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 Age: 39	Chief Compliance Officer since 2004 Vice President since 2006
Vice President (2006 to present) and Chief Compliance Officer (2004 to present) for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is handled with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To All Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed financial advisor or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds
Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds
Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds
Waddell & Reed Advisors Cash Management

Specialty Funds
Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Energy Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1024A (6-07)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2007, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

		2006	$39,500
		2007	47,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

		2006	$4,200
		2007	6,600

	These fees are related to the review of Form N-1A.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

		2006	$3,200
		2007	4,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

		2006	$800
		2007	850

These fees are related to the review of internal control.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$8,200 and $12,350 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $207,750 and $122,800 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Select Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Assistant Secretary

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: September 7, 2007

By /s/Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: September 7, 2007